UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2010 (March 12, 2010)
CVR ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33492	61-1512186
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification Number)
incorporation)
2277 Plaza Drive, Suite 500
Sugar Land, Texas 77479
(Address of principal executive offices,
including zip code)
Registrant’s telephone number, including area code: (281) 207-3200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On March 12, 2010 (the “Effective Date”), Coffeyville Resources, LLC (the “Company”), a wholly-owned subsidiary of CVR Energy, Inc. (“CVR”), entered into the Fourth Amendment to the Second Amended and Restated Credit and Guaranty Agreement and Consent Under the First Lien Intercreditor Agreement (the “Amendment”), which amended the Second Amended and Restated Credit and Guaranty Agreement, dated as of December 28, 2006 (as amended, the “Credit Agreement”). The Amendment permits the Company to issue (1) junior lien debt, subject to certain conditions, including, but not limited to, a requirement that 100% of the proceeds are used to prepay the Company’s term debt under the Credit Agreement, and (2) up to $350 million of first lien debt, subject to certain conditions, including, but not limited to, a requirement that the proceeds of the initial incurrence of first lien debt, together with the proceeds of any concurrently issued junior lien debt, are sufficient to prepay all of the Company’s remaining term debt under the Credit Agreement, including any interest, fees and expenses. In addition to permitting the issuance of first lien debt and junior lien debt, the Amendment provides the Company with significant financial flexibility through modifications to the financial covenants in the Credit Agreement.
     The foregoing is a summary of the terms of the Amendment and does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the Second Amended and Restated Credit and Guaranty Agreement attached as Exhibit 10.1 to the Company’s Registration Statement on Form S-1, File No. 333-137588 (the “Registration Statement”), (ii) the First Amendment to Second Amended and Restated Credit and Guaranty Agreement, dated August 23, 2007, attached as Exhibit 10.1.1 to the Registration Statement, (iii) the Second Amendment to Second Amended and Restated Credit and Guaranty Agreement, dated December 22, 2008, attached as Exhibit 10.1 to CVR’s Current Report on Form 8-K, filed on December 23, 2008, (iv) the Third Amendment to Second Amended and Restated Credit and Guaranty Agreement, dated October 2, 2009, attached as Exhibit 10.1 to CVR’s Current Report on Form 8-K, filed on October 5, 2009 and (v) Amendment attached hereto as Exhibit 10.1, each of which is incorporated herein by reference.
     Affiliates of Goldman, Sachs & Co. are significant shareholders of CVR. Goldman Sachs Credit Partners L.P., an affiliate of Goldman, Sachs & Co., is a joint lead arranger and joint bookrunner under the Credit Agreement.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
The following exhibit is being filed as part of this Current Report on Form 8-K:
10.1	Fourth Amendment to the Second Amended and Restated Credit and Guaranty Agreement and Consent Under the First Lien Intercreditor Agreement, dated as of March 12, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 18, 2010

CVR ENERGY, INC.
By:	/s/ Edward Morgan
Edward Morgan
Chief Financial Officer and Treasurer